Short-Term Investments - Summary Of Short-Term Investments (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Cash and Cash Equivalents [Abstract]
Time deposits	¥ 19,902,659		¥ 19,591,302
Exchange traded fund products	700,623		2,013,340
Wealth management products	483,807		30,000
Total Short-term investments	¥ 21,087,089	$ 3,057,341	¥ 21,634,642